UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                         April 16, 1997 (April 11, 1997)
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                Date of Report (Date of earliest event reported)



                            MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



        New Jersey                  0-11201                   22-1642321
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 (State or other jurisdiction     (Commission                (IRS Employer
      of incorporation)            File Number)            Identification No.)



   41 Fairfield Place, West Caldwell, New Jersey              07006-6287
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   (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code      (201) 575-1300
                                                     ----------------------

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                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 4.  Changes in Registrant's Certifying Accountant.
------   ---------------------------------------------

         (a)(1)(i) The Registrant dismissed the accounting firm of J. H. Cohn LLP, formerly J. H. Cohn & Company ("J. H. Cohn"), on April 11, 1997. J.
H. Cohn was previously engaged as the principal accountant to audit the Registrant's financial statements.

               (ii) There have been no adverse opinions, disclaimers of opinion or modifications as to uncertainty, audit scope or accounting principles regarding the reports of J. H. Cohn on the Registrant's financial statements within the two most recent fiscal years or the subsequent interim period.

               (iii) The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Registrant and was
approved by the Board of Directors of the Registrant.

               (iv) There were no disagreements with J. H. Cohn on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure within the two most recent fiscal years and the subsequent interim period preceding J. H. Cohn's dismissal.

         (b) The Registrant engaged the accounting firm of Arthur Andersen LLP on April 11, 1997, as the principal accountants to audit the Registrant's financial statements.

         (c) The Registrant has furnished J. H. Cohn with the disclosures the Registrant is making in this Form 8-K and has requested J. H. Cohn to furnish the Registrant with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether J. H. Cohn agrees with the statements made by the Registrant above, and if not, stating the respects in which it does not agree. Such letter is filed as an exhibit in this Form 8-K.


Item 7.  Exhibits.
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         (c)   Exhibits.
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               16.  Letter from J. H. Cohn LLP to SEC regarding Form 8-K
statements.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MERRIMAC INDUSTRIES, INC.
                                            --------------------------
                                                  (Registrant)


                                            By   /s/ Robert V. Condon
                                               --------------------------------
                                                Robert V. Condon
                                                Vice President, Finance and
                                                Chief Financial Officer;
                                                Secretary and Treasurer


Date:  April 16, 1997

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                                  EXHIBIT INDEX



                                                           Sequentially
Exhibit                                                    Numbered Page
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   16.    Letter from J. H. Cohn LLP to SEC
          regarding Form 8-K Statements.